UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   September 22, 2004
                                                --------------------------------

                          FIRST MONTAUK FINANCIAL CORP.
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               (Exact name of Registrant as specified in its charter)


  New Jersey                          0-6729                        22-1737915
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(State or other jurisdic-          (Commission              (IRS Employer
 tion of incorporation)            File Number)             Identification No.)

Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, N.J.      07701
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code  (732) 842-4700


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

02
Item 1.01        Entry into a Material Definitive Agreement.

     On September 22, 2004 our wholly-owned subsidiary First Montauk Securities Corp. entered into a 4th Amendment to its Master Lease dated March 1997 for our corporate headquarters in Red Bank, New Jersey. The amendment provides for a lease term of five (5) years commencing on February 1, 2005, for a reduced space of 27,255 square feet. The lease provides for monthly rent payments of $50,762. As additional rent, we are required to pay a proportional share of any increases in real estate taxes and operating expenses above the amount paid during the 2005 calendar year, insurance premiums relating to the premises, and all utility charges related to the premises. The amendment contains a five-year option to renew at a rental payment equal to the then-current fair market rate per square foot applicable to the leased premises.


Item 9.01: Financial Statements and Exhibits.

         Exhibit
10.1     4th Amendment to Lease dated September 22, 2004




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2004                         First Montauk Financial Corp.
                                                  (Registrant)


                                                  By /s/ Victor K. Kurylak
                                                    ----------------------------
                                                    Victor K. Kurylak, President



                                  EXHIBIT INDEX


Exhibit No.                  Description
10.1                         4th Amendment to Lease dated September 22, 2004

03                                                                Exhibit 10.1



                  FOURTH AMENDMENT TO LEASE, made the 22nd day of September, 2004, by and between RIVER OFFICE EQUITIES, L.L.C., a New Jersey limited liability company, f/k/a River Office Equities, a New Jersey partnership, having an office at c/o JGT Management Company, Ten Woodbridge Center Drive, PO Box 1408, Woodbridge, NJ 07095, hereinafter called the "Landlord"; and FIRST MONTAUK SECURITIES CORP., a New York corporation, having an office at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701, hereinafter referred to as the "Tenant".

                              W I T N E S S E T H:
                               - - - - - - - - - -
                  WHEREAS, the Landlord owns certain lands and premises in the Township of Middletown, County of Monmouth and State of New Jersey, which lands and premises are known as Parkway 109 Office Center, 328 Newman Springs Road, upon which there has been erected a building containing approximately 61,288 square feet (hereinafter called the "Building"). Tenant currently occupies 30,805 gross square feet of the Building (hereinafter called the "Original Leased Premises"); and

                  WHEREAS, the Landlord and Tenant have heretofore entered into a certain lease dated March 5, 1997, as amended by First Amendment to Lease dated March 3, 1998, by Letter Amendment dated November 19, 1999, and by Third Amendment to Lease dated July 21, 2004 (hereinafter collectively called the "Lease"), pursuant to which Tenant has leased the Original Leased Premises, all in accordance with the terms and conditions of the Lease; and

                  WHEREAS, the Landlord has agreed to release a portion of the Original Leased Premises from the terms of the Lease, so as to provide for the Tenant leased space containing 27,255 square feet of Gross Rentable Area which is located on the first and third floors of the Building (hereinafter called the "Reduced Leased Premises"), in accordance with the terms and conditions hereinafter provided; and

                  WHEREAS, the Landlord and Tenant by this Fourth Amendment to Lease wish to modify, supplement and amend the terms and conditions of the Lease to provide for reduced rent and to modify other Lease obligations as the same shall be required and attributable to the Reduced Leased Premises; and

                  WHEREAS, Landlord and Tenant have agreed to extend the term of the Lease, as hereinafter set forth. NOW, THEREFORE, in consideration of the sum of ONE ($1.00) DOLLAR and other good and valuable consideration, the parties hereto covenant and agree as follows:

     1. The Lease term applicable to the Reduced Leased Premises shall commence on February 1, 2005 (the "New Commencement Date"), and shall continue through January 31, 2010. The Tenant shall vacate that portion of the Original Leased Premises which is located on the second (2nd) floor of the Building (which second floor space contains 3,550 square feet) on or before January 31, 2005 (the "Release Date").

     2. Effective as of the New Commencement Date, the Leased Premises shall consist of the Reduced Leased Premises containing 27,255 square feet of Gross Rentable Area (being comprised of the entire third floor of the Building containing 22,762 square feet and a portion of the first floor of the Building containing 4,493 square feet), as the same is shown and set forth on the floor plans annexed hereto and made a part hereof as Schedule "A". The Tenant shall from and after the Release Date occupy the Reduced Leased Premises in lieu of the Original Leased Premises and Article 1 of the Lease is hereby amended accordingly. Should Tenant require additional first floor space prior to the New Commencement Date and such space is available through Landlord, Landlord shall lease to Tenant that portion of such first floor space required by Tenant under the same terms and conditions stipulated in this Fourth Amendment to Lease.

     3. Commencing with the New Commencement Date, Article 3.1 of the Lease shall be modified, amended and supplemented to provide that Tenant shall pay Annual Basic Rent in the amount of SIX HUNDRED NINE THOUSAND ONE HUNDRED FORTY NINE AND 25/100 ($609,149.25) DOLLARS per annum, payable in advance in equal installments of FIFTY THOUSAND SEVEN HUNDRED SIXTY TWO AND 44/100 ($50,762.44) DOLLARS per month, in the same manner as provided in Article 3 of the Lease. Notwithstanding the above, it is understood and agreed that Tenant shall have no obligation to pay the Annual Basic Rent installments which are applicable to the months of February, 2005 and February, 2006. All of the other terms and conditions of the Lease, including the requirement for the payment of Additional Rent, will be applicable to such months.

04


     4. Effective as of the New Commencement Date, Tenant shall have the right to utilize ninety five (95) parking spaces in lieu of the one hundred eight
(108) parking spaces previously allocated to Tenant under the Lease, and Article
1.3 of the Lease is hereby amended accordingly.

     5. Effective as of the New Commencement Date, Tenant's Percentage shall be revised from 50.26% to 44.47% wherever applicable, which revision and readjustment is attributable to the adjustment of the Leased Premises in accordance with this Fourth Amendment to Lease. In addition, the Base Year for the calculation of increases in Taxes and Operating Expenses shall then be deemed to be the calendar year 2005.

     6. Tenant shall occupy the Reduced Leased Premises as of the New Commencement Date in its current, "as is" condition, without Landlord having any obligation to perform any work or install any improvements therein, except as hereinafter set forth. At Tenant's option Landlord shall either (i) have no less than three (3) general contractors reasonably approved by Tenant provide competitive bids on all items of work necessary to construct and outfit the Reduced Leased Premises or (ii) select a general contractor of Tenant's choice (with landlord's reasonable approval) to provide competitive bids on all items of work to no less than three (3) subcontractors per trade. Tenant shall have the right to provide a list of general contractors/subcontractors to provide bids on all such work. Should Tenant choose option (ii), Tenant shall install leasehold improvements within the Reduced Leased Premises, in accordance with plans and specifications (the "Tenant's Plan") which shall be prepared by Tenant and approved by Landlord and Tenant in writing. Landlord hereby agrees that its approval of Tenant's Plan shall not be unreasonably withheld or delayed. Tenant shall install all leasehold improvements required by Tenant's Plan, at Tenant's sole cost and expense (except for Tenant's Allowance, as hereinafter set forth), in accordance with all applicable building codes, rules and regulations, and Tenant shall be responsible for obtaining any and all permits or approvals which are required for such work. Landlord shall have the right to approve Tenant's general contractor and all subcontractors, which approval shall not be unreasonably withheld or delayed. Landlord hereby agrees that it shall contribute $7.00 per sq. ft. of Gross Rentable Area, or the sum of ONE HUNDRED NINETY THOUSAND SEVEN HUNDRED EIGHT FIVE AND 00/100 ($190,785.00) DOLLARS (the "Tenant's Allowance") toward the cost of Tenant's plan and the installation of all improvements required by Tenant's Plan. Tenant's Allowance shall be disbursed to Tenant based upon monthly requisitions, which requisitions shall be accompanied by copies of paid invoices for work then performed to date. In the event that Tenant's Allowance is not fully utilized in connection with the work to be performed by Tenant, up to NINETY FIVE THOUSAND THREE HUNDRED NINETY TWO AND 50/100 ($95,392.50) DOLLARS of such Tenant's Allowance may be utilized by Tenant as a consecutive monthly credit against the Annual Basic Rent payable subsequent to the New Commencement Date, as hereinabove set forth in paragraph 3; such credit shall be applied upon the determination of said amount and shall continue until such time as the unutilized Tenant Allowance is exhausted. Tenant hereby agrees that it shall indemnify, defend and save harmless the Landlord from and against any and all claims or liabilities incurred in connection with the performance of the work required by Tenant's Plan, including the claims of any contractor for payment under the Construction Lien Law of the State of New Jersey.

     7. Notwithstanding the provisions of paragraph 6 above, Landlord hereby agrees to perform the following work within the Building, at Landlord's sole cost and expense:

     (a) Upgrade all building lobbies, hallways, elevators and bathrooms, including but not limited to the replacement of all common area doors, ceilings and lights, the replacement of all vinyl wall coverings and carpeting and the repainting of all painted surfaces within the common areas.

05


     (b) Landlord shall have its HVAC contractor perform a thorough inspection of the HVAC system serving the Building and the Leased Premises, and shall have said HVAC contractor issue an inspection/repair report, a copy of which shall be forwarded to Tenant. If no repairs are currently necessary, the inspection/repair report shall describe the current condition of the HVAC system and shall indicate that no immediate repairs or replacements are necessary to place the same in good working order and condition. Thereafter, Landlord shall enter into an annual HVAC service/maintenance agreement with its HVAC contractor, which agreement shall provide for regularly scheduled service. The HVAC system shall be inspected and serviced just prior to the onset of the cooling system, and an inspection/repair report shall be delivered to Tenant. If any repairs are required by said report, the same shall be performed promptly. In the event of any outage or failure of the HVAC system, Landlord agrees that it shall use its best efforts to repair the same as quickly as is possible including after-hours and emergency service and expedited delivery of required parts, so that the same may be made operational as soon as is reasonably possible.

     (c) Replace the existing bulbs (and ballasts, as necessary) throughout the Reduced Leased Premises with energy efficient models, which work shall be performed in conjunction with the work to be performed by Tenant pursuant to paragraph 6 hereof.

In the event any of the foregoing work has not been completed by December 1, 2005, the Annual Basic Rent payable by Tenant shall be reduced to the amount of FORTY ONE THOUSAND SIX HUNDRED SEVENTY SEVEN AND 44/100 ($41,677.44) DOLLARS per month until such time as such work has been completed by Landlord. In the event that Tenant has leased additional space in the Building in accordance with the provisions of Paragraph 8 hereof, and if such work has not been completed by December 1, 2005, the Annual Basic Rent payable by Tenant shall be reduced at the rate of $4.00 per square foot, until such time as such work has been completed.

     8. It is understood and agreed that in the event any space which is located on the first floor of the Building becomes available during the term of the Lease, as extended, the Landlord shall give written notification of such availability to the Tenant, provided that such space becomes available prior to February 1, 2008. Tenant shall then have a period of thirty (30) days within which to accept Landlord's offer to lease said space to the Tenant, which election by Tenant shall be made by written notice to Landlord within said thirty (30) day period. In the event Tenant elects not to lease said space, or fails to notify Landlord of its election within said thirty (30) day period, Landlord shall then be free to lease said space to any third party free and clear of Tenant's rights under this Article. If Tenant elects to take such space, Tenant shall enter into an amendment to the Lease incorporating the additional space into the premises leased hereunder within thirty (30) days after Landlord's written notice to Tenant. Such lease amendment shall be on the same terms and conditions as in the Lease contained except that (a) the Annual Basic Rent payable for such additional space shall commence on the earlier to occur of (i) sixty (60) days following delivery of the additional space to Tenant or (ii) upon substantial completion of the improvements to be made by Tenant within such additional space, (b) the Tenant's Allowance applicable to such space shall be pro rated based upon the then remaining term of the Lease and (c) Tenant shall pay Annual Basic Rent for such space in an amount equal to the average of TWENTY TWO AND 35/100 ($22.35) DOLLARS per rentable square foot and the per square foot fair market value of such space. Fair market value shall be determined as follows:

06


     Upon exercise of its right to lease additional space under this paragraph 8, the Landlord shall deliver to Tenant a written notice stating the per square foot fair market value of the space and the Annual Basic Rent to be paid therefore. In the event that the Tenant objects to the Annual Basic Rent quoted by Landlord, Tenant shall deliver to Landlord a written notice stating the per square foot fair market value of the additional space and the Annual Basic Rent to be paid therefore. In the event the parties cannot agree within thirty (30) days after Landlord's notice of the then fair market rental value, the parties shall agree on the appointment of a real estate appraiser (the "Appraiser") having the M.A.I. designation, the cost of which shall be shared equally by Landlord and Tenant, which Appraiser shall be knowledgeable in the Monmouth County, New Jersey market rental area, who shall choose the fair market value and Annual Basic Rent set forth in either Landlord's notice or Tenant's notice. If the parties cannot agree upon the appointment of the Appraiser, each party shall choose its own real estate appraiser, having the MAI designation, and those two (2) appraisers shall agree upon a third appraiser who shall act as the appraiser. Upon establishment of the per square foot fair market value of the additional space, such amount shall be averaged with the per square foot rate of TWENTY TWO AND 35/100 ($22.35) DOLLARS to establish the Annual Basic Rent which shall be payable to such additional space.

     9. Article 4.1 (a) of the Lease is hereby modified to confirm that the Real Property is currently fully assessed. Article 4.1 (e) is amended to provide that any such change in the method or scope of taxation will apply to the Base Year, as well as all subsequent calendar years.

     10. Article 4.2 (a) of the Lease is hereby modified to provide that the interpolation of Operating Expenses to reflect ninety five (95%) percent occupancy of the Building shall be applicable to the Base Year as well as all succeeding years.

     11. Article 4.2 (b) is modified to exclude the following additional items from the definition of Operating Expenses:

     (a) Depreciation of the Building and other improvements located on the Property;

     (b) Franchise, income and excess profit taxes of Landlord;

     (c) Salaries and benefits of off-site officers, directors, and executive personnel of Landlord above the level of Building manager;

     (d) Space planning and architectural fees;

     (e) Engineering fees (other than those relating to the general operation of the Building);

     (f) Real estate commissions;

     (g) Marketing and advertising expenses incurred in connection with the development and leasing of the Building;

     (h) Any sums paid to a person, firm corporation or other entity related to Landlord which is in excess of the amount which would have been paid in the absence of such relationship;

     (i) Cost of disputes between Landlord and any third party regarding matters not related to the Building;

     (j) Cost of defending any lawsuits with mortgagees or ground lessors;

     (k) Operating Expenses for which Landlord is reimbursed whether by insurance, by its carriers or otherwise

     (l) The cost of any work or service performed for any tenant (including Tenant) at such tenant's cost;

07


     (m) Charges (including applicable taxes) for electricity or any other utility for which Landlord is entitled to reimbursement from any tenant other than though Operating Expenses;

     (n) The cost of any HVAC, janitorial or any other service provided to other tenants in excess of that required pursuant to this Lease;

     (o) Insurance premiums to the extent Landlord is entitled to reimbursement from any party other than through Operating Expenses;

     (p)  Interest,   principal   payments  and  other  costs  of   indebtedness
encumbering the Building;

     (q) Any bad debt losses, rent losses, or reserves for bad debt or rent losses;

     (r) The cost of repairs or restoration necessitated by fire or other casualty as well as the cost of repair or restoration of the Building following condemnation;

     (s) Rent under any ground, overriding and/or underlying leases;

     (t) The cost of installing, operating and maintaining any specialty such as (but not limited to) an observatory, broadcasting facilities, luncheon club, athletic or recreational club, theater, art gallery, or garage;

     (u) Auditing fees other than auditing fees in connection with the preparation of statements required pursuant to additional rent or lease escalations provisions;

     (v) The cost of correcting defects in the original construction of the Building, except that conditions (not occasioned by construction or equipment defects) resulting from ordinary wear and tear shall not be deemed defects for the purpose of this category;

     (w) Cost of any repair made by landlord to remedy damage caused by, or resulting from the negligence or willful act of Landlord, its agents, servants, contractors, or employees;

     (x) The cost of any additions to the Building;

     (y) Legal and other professional fees and expenses incurred in preparing, negotiating and executing leases, amendments, terminations and extensions or in resolving any disputes with Tenant or other occupants (unless the resolution of the dispute benefits all tenants of the Building) or enforcing lease obligations, including, without limitation, court costs;

     (z) Expenses incurred by Landlord in connection with the transfer or disposition of the Landlord or Building or any ground, underlying or overriding lease, including, without limitation, transfer, deed and gains taxes;

     (aa) Any compensation paid to clerks, attendants or other persons, or other costs incurred in commercial concessions including, without limitation, garage or other parking concession operating by Landlord or others on the Property.

     (bb) Costs for sculpture, paintings or other objects of art in excess of comparable amounts spent for such items in office buildings of comparable quality in the competitive area of the Building not owned by Landlord or affiliates;

     (cc) Fines or penalties incurred by Landlord due to Landlord's violation of any applicable governmental law, requirement or order;

     (dd) Lease payments for rented equipment, the cost of which equipment would constitute a capital expenditure if the equipment were purchased;

08


     (ee) Any late fees, penalties, interest charges or similar fees incurred by Landlord, except in connection with interest payments related to any payment by Landlord of assessments payable over the longest time permitted by law;

     (ff) Costs associated with the operation of business of the entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, including, without limitation, accounting and legal expense, costs of selling, syndicating, financing, mortgaging or hypothecating landlord's interest in the Building, and costs of any disputes between Landlord and its employees or building managers;

     (gg) The value or lost income to Landlord of any office space in the Building which is utilized for the managing of the Building;

     (hh) Additionally, there shall be deducted from Operating Expenses all amounts received by Landlord through proceeds of insurance or condemnation awards to the extent they are compensation for, or reimbursement of, sums previously included in Operating Expenses hereunder.

     12. Article 4.2 (c) is hereby modified so as to clarify that the amortized value of capital expenditures made pursuant to Subarticle (P) shall only be included in Operating Expenses to the extent of any savings realized. In Article
4.2 (e)(A), the Base Year shall not be subject to adjustment based upon increases in electrical rates.

     13. Article 4.2 (e) (B) and (C) are hereby modified to provide that Landlord shall deliver to Tenant, on an annual basis, Landlord's reasonable estimate of the amount by which Operating Expenses for such calendar year shall exceed the Operating Expenses applicable to the Base Year. Tenant shall pay to Landlord, monthly, one twelfth (1/12) of such estimated amount, subject to adjustment at the expiration of such calendar year. This procedure shall be followed during each calendar year during the lease term.

     14. Landlord and Tenant agree that Article 7.2 of the Lease relates to electrical charges for lighting and for the operation of Tenant's machinery and equipment. The cost of operating the HVAC system serving the Building is included within Operating Expenses.

     15. Article 13 (d) (D) is hereby amended to provide that Tenant shall pay to Landlord one-half (1/2) of any increment in rent or other consideration received in connection with any assignment or subletting after Tenant has first deducted therefrom any free rent concessions and real estate brokerage commissions incurred in connection with such assignment or subletting. In addition, Article 13 of the Lease is amended to provide that Landlord's consent shall not be required and the provisions of Article 13(d)(D) shall not apply in the event of any assignment or subletting to (a) any entity succeeding to the business and assets of Tenant whether by merger, consolidation or sale of assets or stock or (b) any parent, subsidiary or corporate affiliate of Tenant. No such assignment or subletting shall be effective, however, until a fully executed copy of the agreement of assignment or subletting is delivered to Landlord.

     16. A new Article 15.4 is hereby inserted in the Lease, as follows:

               "15.4Landlord shall be responsible for the cost of compliance of the Building and Property which the American with Disabilities Act (the "ADA"), as the same relates generally to the Building and Property. Tenant shall be responsible for any required compliance with the ADA which is due to the specific nature of Tenant's use and occupancy of the Leased Premises."

09


     17. Article 20.1 is hereby amended to provide that Tenant shall have the right to install normal office decorations and to perform cosmetic changes (i.e., recarpeting and repainting) without the Landlord's consent. Landlord further agrees that it shall notify Tenant if any alterations or modifications will need to be restored at the expiration of the lease term, at the time that Landlord gives its consent to such alterations or modifications.

     18. Landlord hereby confirms that Tenant shall continue to have the right to maintain the signage which Tenant currently utilizes at the Property.

     19. The following Subparagraph (e) is hereby inserted in Article 25:

               "(e) Subject to the provisions of Article 21.2, the foregoing shall not require indemnity by Tenant in the event of damage or injury occasioned by the negligence or acts of commission or omission of the Landlord, its agents, servants or employees."

     20. Article 31 of the Lease is amended to provide that Landlord shall not be released of its obligations until such time as Landlord's transferee has assumed said obligations in writing.

     21. Landlord and Tenant hereby confirm that Article 38 of the Lease is intended to waive the right of trial by jury only, not trial before a judge.

     22. The parties mutually represent to each other that THE ACCLAIM GROUP, LLC is the sole broker who negotiated and consummated the within transaction, and that neither party dealt with any other broker in connection with the within agreement, it being understood and agreed that the Landlord shall be responsible, at its sole cost and expense, to pay the real estate brokerage commission in connection with this transaction. Landlord agrees to indemnify, defend and save harmless Tenant in connection with the claims of any other real estate broker claiming commissions in connection with the within transaction and claiming authority from Landlord. Tenant agrees to indemnify, defend and save harmless Landlord in connection with the claims of any other real estate broker claiming commissions in connection with the within transaction and claiming authority from Tenant.

     23. Article 51 of the Lease is hereby deleted in its entirety.

     24. Article 52 of the Lease is hereby deleted in its entirety.

     25. Effective as of the New Commencement Date, Landlord hereby agrees that it shall return the sum of TWENTY FIVE THOUSAND EIGHT HUNDRED SEVENTY THREE AND 33/100 ($25,873.33) DOLLARS of the Tenant's security deposit to the Tenant. Thereafter, Landlord will be holding the sum of FIFTY THOUSAND AND 00/100 ($50,000.00) DOLLARS as a security deposit pursuant to the terms of Article 49 of the Lease.

     26. Provided the Tenant is not in default pursuant to the terms and conditions of the Lease, the Tenant is hereby given the right and privilege to renew the lease for one (1) five (5) year period, to commence on February 1, 2010, which renewal shall be upon the same terms and conditions as in the Lease contained, except as follows:

               (1) Tenant shall pay during the five (5) year renewal term Annual Basic Rent based upon the fair market value per square foot applicable to the Leased Premises. The fair market value shall be determined as follows: After Tenant has given written notice to the Landlord, as hereinafter provided, of its exercise of the within option, the Landlord shall deliver to Tenant a written notice stating the Annual Basic Rent to be paid for the Leased Premises during the five (5) year renewal term. In the event that the Tenant objects to the Annual Basic Rent quoted by Landlord, the issue of fair market value shall be open to negotiation between Landlord and Tenant. In the event the parties cannot agree within thirty (30) days after Landlord's notice of the then fair market rental value, the parties shall agree on the appointment of a real estate appraiser (the "Appraiser") having the M.A.I. designation, the cost of which shall be shared equally by Landlord and Tenant, which Appraiser shall be knowledgeable in the Monmouth County, New Jersey market rental area, who shall make a fair market rental determination. If the parties cannot agree within thirty
          (30) days subsequent to the appointment of the Appraiser, then the matter shall be submitted to binding arbitration pursuant to the rules for commercial arbitration of the American Arbitration Association, at the equal administrative cost of Landlord and Tenant. It is expressly understood and agreed that in any event the renewal Annual Basic Rent for the five (5) year renewal term shall not be less than the Annual Basic Rent of SIX HUNDRED NINE THOUSAND ONE HUNDRED FORTY NINE AND 25/100 ($609,149.25) DOLLARS, in the event fair market rent shall be determined to be less than said sum as such determination shall be made in the manner hereinabove provided.

10


               (2) The right, option, and privilege of the Tenant to renew this lease as hereinabove set forth is expressly conditioned upon the Tenant delivering to the Landlord, in writing, by certified mail, return receipt requested, twelve (12) months' prior notice of its intention to renew, which notice shall be given to the Landlord by the Tenant no later than January 31, 2009.

     27. Except as in this Fourth Amendment to Lease provided, all other terms and conditions of the Lease shall remain in full force and effect and shall be applicable to the Reduced Leased Premises as of the New Commencement Date.

     28. This Agreement shall be binding on the parties hereto, their heirs, successors and assigns.

     29. The submission of the within Fourth Amendment to Lease by Landlord to Tenant for review and approval shall not be deemed an option or an offer, it being intended that no rights or obligations shall be created by Landlord or Tenant until the execution and delivery of the within Fourth Amendment to Lease by Landlord and Tenant, one to the other.

                  IN WITNESS WHEREOF, the parties have hereunto set their hands and seals or caused these presents to be signed by its proper corporate officers and caused its proper corporate seal to be hereunto affixed, the day and year first above written.

WITNESS:                                 RIVER OFFICE EQUITIES, L.L.C.
                                         a New Jersey limited liability company


/s/ Barbara Sousa                           /s/ Jeffries Shein
---------------------------              By:-----------------------------------
                                            Jeffries Shein

ATTEST:                                  FIRST MONTAUK SECURITIES CORP.,
                                         a New York corporation


/s/ Robert I. Rabinowitz                 By:/s/ Victor K. Kurylak
---------------------------                ------------------------------------
                                           Victor K. Kurylak, President

11


STATE OF NEW JERSEY )
                    )SS:
COUNTY OF MIDDLESEX )

         BE IT REMEMBERED, that on this 22nd day of September, 2004, before me, the subscriber, personally appeared Jeffries Shein, who, I am satisfied, is the person who signed the within instrument as Manager of RIVER OFFICE EQUITIES, L.L.C., a New Jersey limited liability company, and thereupon he acknowledged that the said instrument was signed, sealed and delivered by him as such Manager, and is the voluntary act and deed of the limited liability company.


                                        /s/ Barbara Sousa
                                        --------------------------------------


STATE OF NEW JERSEY )
                    )SS:
COUNTY OF MONMOUTH  )

         BE IT REMEMBERED, that on this 15th day of September, 2004, before me, the subscriber, Corrine M. Kanterman, personally appeared, Victor K. Kurylak, who, I am satisfied, is the person who signed the within Instrument as President of FIRST MONTAUK SECURITIES CORP., a New York corporation, the Tenant named therein, and he thereupon acknowledged that the said instrument made by the corporation and sealed with its corporate seal, was signed, sealed with the corporate seal and delivered by him as such officer and is the voluntary act and deed of the corporation, made by virtue of authority from its Board of Directors.


                                        /s/ Corrine M. Kanterman
                                        --------------------------------------

PREPARED BY;   ROBERT K. BROWN, ESQ.

12









                            FOURTH AMENDMENT TO LEASE





                                 BY AND BETWEEN:

                          RIVER OFFICE EQUITIES, L.L.C.
                     a New Jersey limited liability company


                                   "Landlord"

                                      -and-


                         FIRST MONTAUK SECURITIES CORP.,
                             a New York corporation,

                                    "Tenant"




                           DATED:  SEPTEMBER 22, 2004



                                   LAW OFFICES
                          EPSTEIN, FITZSIMMONS, BROWN,
                             GIOIA, JACOBS & SPROULS
                           A Professional Corporation
                             245 Green Village Road
                                  P.O. Box 901
                                 (973) 593-4900
                               Fax (973) 593-4966
                               September 17, 2004